UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 19, 2003


                             SYSTEMS EVOLUTION INC.
                       (formerly Wallace Resources, Inc.)
                      -------------------------------------
              (Exact name of registrant as specified in its charter)




   Idaho                   000-31090                  82-0291029
 ------------           ----------------           ---------------
(State or other       (Commission File No.)       (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation or
 organization)




     10707 Corporate Drive, Suite 156,  Stafford, Texas 77477
   -----------------------------------------------------------------
             (Address of principal executive offices)




 Registrant's telephone number, including area code:   (281) 265-7075


                                N/A
                           --------------
   (Former  name or  former address, if changed since last report)




Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Purchase of AXP Technologies, Inc.

     1. The Transaction.

               Pursuant to a Purchase Agreement dated February 27, 2004, the
                Company, on March 15, 2004, closed a transaction, whereby it purchased various computer and office equipment as detailed in the Asset Purchase Agreement and acquired all of the issued and outstanding shares of capital stock of AXP Technologies, Inc., a Delaware corporation ("AXP") from Willie A. Jackson, Jr. and Ryan L. Sumstad. In exchange for all of the shares of common stock in AXP, the purchase price (the "Purchase Price") for the Purchased Assets and Assumed Liabilities was equal to the sum of Twenty Thousand Dollars ($20,000.00). The Purchase Price shall be payable as follows:

                   (a) $20,000.00 in cash (the "Cash") at the Closing; and

                       (b) 200,000 shares of restricted common stock

     2. Description of Business of AXP Technologies, Inc.

          General.

                AXP Technologies, Inc., is a Houston based computer and network support company.


Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a. Financial Statements.

               1.   Financial Statement of Business Acquired

               The required financial statements are not currently available. The required statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8- K is required to be filed.

               2.   Pro forma Financial Information

               The required pro forma financial information is not currently available. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.


          b. Exhibits.

                      99.1 Purchase Agreement by and among Systems
                    Evolution Inc., Willie A. Jackson, Jr. and
                    Ryan L. Sumstad dated February 27, 2004.

                      99.2 Press Release by Systems Evolution Inc., dated
                March 03, 2004, concerning the acquisition of AXP
                    Technologies, Inc. by Systems Evolution, Inc

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    March 24, 2003      SYSTEMS EVOLUTION INC.



                              /s/ Robert C. Rhodes
                              ------------------------
                              Robert C. Rhodes, President



                                  EXHIBIT 99.1
PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement ("Agreement") is made and entered into as of this 27th day of February, 2004 by and between Systems Evolution, Inc., an Idaho corporation (the "Buyer"), and AXP Technologies, Inc., a Delaware corporation (the "Corporation ") and the shareholders of the Corporation (the "Shareholders"). The Shareholders and the Corporation are herein collectively referred to as the "Seller."


                                R E C I T A L S:


     A. Seller is a Houston based computer and network support company (the "Business"); and


     B. Seller desires to sell to Buyer all of the physical, intellectual and business assets (including client lists, prospect lists and methodologies);


     NOW, THEREFORE, in consideration of the premises and the respective warranties, representations, covenants and agreements hereinafter set forth, Seller and Buyer hereby mutually agree as follows:


     1. Purchased Assets. Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, on the Closing Date (as defined in section 4 hereof), all of the right, title and interest of Seller in and to all of the following assets (the "Purchased Assets"), specifically described in
Schedule 1(a) hereto, which are owned and/or used by Seller in connection with the Business, free and clear of all security interests, liens, claims and other encumbrances:


           all cash and marketable securities (equal in amount to the book value of all Assumed Liabilities contemplated in section 2(a) hereof), licenses, accounts receivable, prepaid expenses, inventory, equipment including all phone systems, fixtures and furniture, customer and supplier lists, phone numbers, trademarks, tradenames, corporate names, service marks, trade secrets, proprietary data, and other intellectual property rights, leases and contracts set forth as Assumed Liabilities and contemplated in section 2(b) and Schedule 2(b) attached hereto and made a part hereof, and books and records.


     The Purchased Assets shall not include, and Seller shall retain, all of its cash, certificates of deposit and marketable securities which in the aggregate exceed the book value of the amount of Assumed Liabilities contemplated in section 2(a).


2. Liabilities Assumed by Buyer. Buyer and Seller agree that Buyer shall not assume, nor shall Buyer in any way be responsible for, any liability, obligation, claim or commitment, contingent, actual or otherwise, known or unknown, of Seller or any of its shareholders, directors, officers, employees or agents, it being expressly understood and agreed that Seller shall continue to be responsible for any and all liabilities, obligations, claims or commitments of Seller or the Business entered into on or prior to the Closing Date, including but not limited to, any sales, income, payroll or other taxes, obligations to other creditors including vendors, employees and customers or other liabilities, obligations, claims or commitments of the Seller incurred in connection with the transactions contemplated hereby. Notwithstanding the preceding sentence, Buyer agrees that it will, on the Closing Date, assume and agree to perform and discharge solely and only the following liabilities, obligations, claims or commitments of Seller (the "Assumed Liabilities"): (a) trade accounts payable recorded on Seller's balance sheet and set forth on
Schedule 2(a), and (b) those leases, licenses, agreements and contracts set forth on Schedule 2(b).


     3. Purchase Price and Payment. The purchase price (the "Purchase Price") for the Purchased Assets and Assumed Liabilities shall be equal to the sum of Twenty Thousand Dollars ($20,000.00). The Purchase Price shall be payable as follows:


           (a) $20,000.00 in cash (the "Cash") at the Closing; and


           (b) 200,000 shares of restricted common stock (the "Common Stock") in the form of Exhibit 3(b) at the Closing.


     The parties shall agree on or prior to the Closing how to allocate the Purchase Price shall be allocated among the Purchased Assets in accordance with section 1060 of the Internal Revenue Code of 1986, as amended, and not to take any inconsistent position on any tax return or filing.


     4.    Closing.


           A. The Closing ("Closing" or "Closing Date") of the transactions contemplated hereby shall take place at the office of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 7756, at 10 a.m. on the 15th day of March, 2004 or at such other place, time or date as shall be mutually agreed upon by Seller and Buyer, including an "attorney escrow closing by mail."


           B. At the Closing, Seller shall deliver to Buyer the following:


               (i) such bill of sale or other good and sufficient instruments of assignment, transfer and conveyance as Buyer shall reasonably request, to convey and to transfer to Buyer all right, title and interest of Seller in the Purchased Assets to Buyer, free and clear of all security interests, liens, claims and encumbrances;


               (ii) all appropriate instruments granting to Buyer the right to the use of the corporate and tradename "AXP Technologies, Inc." and all other tradenames and trademarks owned or used by Seller in connection with the Business, together with an Articles of Amendment changing Seller's corporate name to a name not confusingly similar to "AXP Technologies, Inc.;"


               (iii) such other instrument or instruments of transfer, if any, as shall be necessary or appropriate to vest in the Buyer good and marketable title to the Purchased Assets;





               (iv) delivery of Required Consents (as defined in section 7(b);
           and


               (v) delivery of all UCC-3 termination statements and all other documents and instruments necessary to release and discharge all liens, claims, security interests and other encumbrances on all Purchased Assets.


     C. At the Closing, Buyer shall deliver to Seller the following:


               (i) the Cash (minus the Deficiency or Estimate, if any, which shall be delivered by Buyer to the escrowee);


               (ii) one or more certificates representing the shares of Common Stock of Buyer which Buyer has agreed to deliver pursuant to Section 3(b); and


               (iii) an assumption agreement to assume the Assumed Liabilities.


     5. Representations, Warranties and Covenants of Seller. Seller hereby represents and warrants, and from and after this date, covenants to Buyer as follows:


           (a) Organization and Authority. Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as it is presently being conducted, to enter into this Agreement, and to carry out and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller has been duly authorized and approved by its shareholders and its Board of Directors, and will not violate its Articles of Incorporation, By-Laws, or any agreement to which it is a party or by which it is bound or any law, rule, regulation or court order. This Agreement, and all other instruments, documents and agreements to be delivered by Seller in connection therewith, are the legal, valid and binding obligation of Seller enforceable in accordance with its, and their, terms.


           (b) Title. Seller has good and marketable title to all of the Purchased Assets, free and clear of any liabilities, obligations, claims, security interest, liens or encumbrances.

           (c) Financial Statements. All financial statements (including balance sheets, income and cash flow statements) previously delivered to Buyer by Seller fairly present the financial condition of Seller for the time period presented. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied ("GAAP") (except (i) that such statements are on the accrual basis method of accounting and (ii) for interim statements which are subject to normal year-end adjustments) and present fairly in all material respects the financial condition and results of operations of the Seller for the respective periods indicated.
           (d) No Material Liabilities. Seller is not subject to any material liability (including, without limitation, unasserted claims whether known or unknown), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for in the respective balance sheets, other than (a) liabilities of the same nature as those set forth in such balance sheet and incurred in the ordinary course of Seller's business after the date indicated and (b) those items not required to be accrued, footnoted or otherwise reserved for or disclosed under GAAP.
           (e) No Material Adverse Change. Since February 1st, 2004, there has been (i) no material adverse change in the Seller or the Business, or its financial condition or prospects except as noted in the financial statements set forth in section 5(c), and (ii) no material damage, destruction, loss or claim, whether or not covered by insurance, or condemnation or other taking adversely affecting in any material respect the assets or properties of the Seller or the Business. Since February 1st, 2004, the Seller has conducted its business only in the ordinary course and in conformity with past practice.
           (f) Taxes. Seller has timely filed all required federal, state, county and local income, excise, withholding, property, sales, use, franchise and other tax returns, declarations and reports which are required to be filed on or before the date hereof and has paid or reserved for all taxes which have become due pursuant to such returns or pursuant to any assessment which has become payable except for taxes which it has contested in good faith.
           (g) Litigation. There is no litigation or proceeding or governmental investigation pending or, to the knowledge of Seller, threatened against Seller or relating to the Purchased Assets or the Business.
           (h) Compliance with Laws. Since February 1st, 2004, Seller has complied in all material respects with all federal, state and local laws, statutes, rules, regulations, ordinances and codes, and has received no written notice from any governmental agency asserting that a violation has or may have occurred.
           (i) No Defaults. All leases, agreements and other contracts constituting the Assumed Liabilities are in full force and effect, with no default or breach existing or which would occur but for the existence of notice or the lapse of time.
           (j) Equipment. Each item of tangible equipment comprising the Purchased Assets is in working order and repair, ordinary wear and tear excepted.
           (k) Completeness of Assets. The Purchased Assets, except for the Excluded Assets, comprise all of the assets which are necessary to conduct the Business in the manner that it has been previously conducted.
     6. Representations, Warranties and Covenants of Buyer. Buyer hereby represents and warrants, and from and after this date covenants to Buyer as follows:

           Organization and Authority. Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to carry on its business as it is presently being conducted, to enter into this Agreement, and to carry out and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Buyer has been duly authorized and approved by its shareholders and its Board of Directors, and will not violate its Articles of Incorporation, By-Laws, or any agreement to which it is a party or by which it is bound or any law, rule, regulation or court order. This Agreement, and all other instruments, documents and agreements to be delivered by Buyer in connection therewith, are the legal, valid and binding obligation of Buyer enforceable in accordance with its, and their, terms.


     7. Actions Prior to the Closing Date. The respective parties hereto covenant and agree to take the following actions between the date hereof and the Closing Date:


           (a) Investigation of Seller by the Buyer. Seller shall afford to the officers, employees and authorized representatives (including, without limitation, independent public accountants and attorneys) of the Buyer a full and complete opportunity to conduct and complete its acquisition review and analysis of the Purchased Assets and Assumed Liabilities (the "Acquisition Review"), including a review of Seller's books and records, financial information, contracts and agreements (including all non-competition and non-solicitation covenants binding on Seller or its employees), inspection and review of the physical operations of the Seller's business, and the right to contact and communicate with Seller's vendors, creditors, customers, employees, independent contractors and others having a business relationship with Seller. Buyer agrees that it will keep and maintain any and all information obtained by it, its agents, and counsel, confidential, and will not make use of any such information other than for its evaluation of the proposed transaction.


           (b) Consents and Approvals. Seller shall use its best efforts promptly to obtain all consents and amendments from parties to leases, contracts, licenses and other agreements set forth on Schedule 2(b) which require consent, together with estoppel letters from parties to material agreements (the "Required Consents").


           (c) Exclusive Dealing. Seller and its affiliates shall deal exclusively with the Buyer with respect to the sale of the Purchased Assets and the Business. Seller shall not solicit, encourage or entertain offers or inquiries (nor shall Seller or any of its affiliates authorize or permit any director, officer, employee, attorney, accountant or other representative or agent to solicit, encourage or entertain offers or inquiries) from other possible acquiring companies, persons or entities, provide information to or participate in any discussions or negotiations with any companies, persons or entities with a view to an acquisition of all or substantially all of Seller's assets or stock or any interest therein.

           (d) Seller's Employees. On and as of the Closing Date, Seller will take all action necessary to terminate the employees of the Business and shall pay such employees all sums (whether payroll, bonus, severance, vacation or otherwise) due to them through the close of business on the Closing Date. Prior to Closing, Buyer, may at its sole discretion, interview and discuss employment opportunities with Seller's employees and within ten (10) days prior to Closing, Buyer may offer employment to any of Seller's employees on terms and conditions unilaterally determined by Buyer, effective on the Closing Date.
           (e) Non-Compete/Non-Solicitation. Seller, and its affiliates, shall not, individually or as a consultant, shareholder, partner, venturer, director, officer, agent or otherwise, engage in any of the following actions:
               (i) for a three (3) year period following the Closing, solicit, call on or contact any past (within the past 12 months) or present customers, suppliers or employees of Seller with respect to the Business; or
               (ii) for a two (2) year period following the Closing, engage in any activity competitive with the Business as now conducted in the United States and Canada.
     In addition, Seller shall keep and maintain all confidential and proprietary information of Seller, including without limitation, financial statements, customer and supplier lists, pricing information, sales and purchases margins and practices, methods of telephone solicitation and similar information regarding the business and affairs of Seller, confidential and shall not disclose such information to any third person or exploit such information personally except as required under law, or if such information is in the public domain.
     Seller understands and agrees that this section is critical to this Agreement, and in the event that Seller commits a breach of this section, Buyer shall have the non-exclusive right and remedy to have this section specifically enforced to the extent permitted by any court of competent jurisdiction, it being acknowledged and agreed that any breach or threatened breach will cause immediate irreparable injury to Buyer and that monetary damages will not provide an adequate remedy at law. If any of the provisions contained herein are construed to be invalid or unenforceable in any jurisdiction, (x) the same shall not affect the remainder of the provisions or the enforceability thereof, which shall be given full force and effect and (y) the court making such determination shall have the power to reform the duration and/or scope of such section.
     8. Conditions Precedent to Obligations of Seller. The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the conditions set forth below.
           (a) No Misrepresentation or Breach of Representations, Warranties and Covenants. There shall have been no breach by Buyer in the performance of any of its covenants and agreements herein; each of the representations and warranties of Buyer contained or referred to herein shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by the Seller; and there shall have been delivered to the Seller a certificate or certificates to that effect, dated the Closing Date, signed by the Buyer, by its President.

           (b) Corporate Action. Buyer shall have taken all corporate action necessary to approve the transactions contemplated by this Agreement, and Buyer shall have furnished the Seller with certified copies of the resolutions adopted by the Board of Directors and the Shareholders of Buyer, in form and substance reasonably satisfactory to counsel for the Seller, in connection with such transactions.


           (c) No Restraint or Litigation. No action, suit, investigation or proceeding shall have been instituted or threatened by any third party, governmental or regulatory agency to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.


           (d) Other Documentation. Seller shall have received all of the documents and showings required to be delivered by the Buyer at the Closing pursuant to section 4(C).


      9. Conditions Precedent to Obligations of Buyer. The obligations of the Buyer under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the conditions set forth below.


           (a) No Misrepresentation or Breach of Representations, Warranties and Covenants. There shall have been no breach by Seller in the performance of any of its covenants and agreements herein; each of the representations and warranties of Seller contained or referred to herein shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by the Buyer; and there shall have been delivered to the Buyer a certificate or certificates to that effect, dated the Closing Date, signed by the Seller, by its President.

                       (b) Corporate Action. Seller shall have taken all corporate action necessary to approve the transactions contemplated by this Agreement, and Seller shall have furnished the Buyer with certified copies of the resolutions adopted by the Board of Directors and the Shareholders of Seller, in form and substance reasonably satisfactory to counsel for the Buyer, in connection with such transactions.




           (c) No Restraint or Litigation. No action, suit, investigation or proceeding shall have been instituted or threatened by any third party, governmental or regulatory agency to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.


           (d) Acquisition Review. Buyer shall have been satisfied, in its own discretion, with its Acquisition Review.


           (e) Other Documentation. Buyer shall have received all of the documents and showings required to be delivered by the Seller at the Closing pursuant to section 4(B).


     10.   Mutual Indemnification.


           A. Seller hereby agrees to indemnify and hold the Buyer, and its shareholders, directors, officers, employees and agents, harmless from and against any and all claims, suits, actions, judgments, liability, losses, damages, fines, penalties, costs and expenses, including without limitation, reasonable attorneys' fees and costs arising out of or relating to any event, condition, contract, obligation, act, omission, non-fulfillment, non-Assumed Liability, breach, inaccuracy or non-fulfillment of any representation, warranty, covenant or agreement with respect to any of the terms of this Agreement. Seller acknowledges and agrees that Buyer may withhold from and offset any payments due under the Note by the amount due Buyer under this section.


           B. Buyer hereby agrees to indemnify and hold harmless the Seller, and its shareholders, directors, officers, employees and agents, from and against any and all claims, suits, actions, judgments, liability, losses, damages, fines, penalties, costs and expenses, including without limitation, reasonable attorneys' fees and costs arising out of or relating to any event, condition, contract, obligation, act, omission, non-fulfillment, Assumed Liability, breach or misrepresentation of warranty, representation, covenant or agreement with respect to any of the terms of this Agreement.


     11.   Other Provisions.


           A. All notices for which provision is made in this Agreement shall be given in writing either by actual delivery of the notice into the hands of the party entitled to the notice or by mailing the notice by registered or certified mail, return receipt requested, in which case the notice shall be deemed to be given on the date of its mailing, addressed as follows:


      If to the Buyer, to:          Systems Evolution, Inc.
                        10707 Corporate Drive, Suite 156
                                    Stafford, Texas 77477
                        Attn: Robert C. Rhodes, President
                                    Fax: 281.265.7577

      with a copy (which shall not constitute notice) to:

                                    Sonfield & Sonfield
                       770 South Post Oak Lane, Suite 435
                                    Houston, Texas 77056
                       Attn: Robert L. Sonfield, Jr., Esq.
                                                   Fax: 713.877.1547

      If to the Seller, to:         AXP Technologies, Inc.
                                    15615 Oakworth Court
                                    Sugar Land, Texas 77478
                     Attn: Willie A. Jackson, Jr., President
                                    Fax: 713.481.4504

      with a copy (which shall not constitute notice) to:

                                    =================================
                                    =================================
                                    ---------------------------------

           B. The terms and provisions hereof shall inure to the benefit of and be binding upon the undersigned and each of them and their respective successors and assigns.


           C. The invalidity or unenforceability of any of the provisions hereof shall not affect the validity or enforceability of the remainder hereof.


           D. This Agreement together with all of the Exhibits, Schedules and other documents referred to herein constitutes the entire Agreement between the parties with reference to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, regarding the subject matter hereof, and may only be changed or modified in writing.


           E. All of the representations, warranties, covenants, agreements, terms and provisions of this Agreement shall survive the Closing Date.


     This Agreement is intended to be performed in the State of Texas and shall be governed by and construed and enforced in accordance with the laws of that state.


     This Agreement is intended for the benefit of the parties hereto and is not intended to benefit any third party.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date and year first above written.


                                     SELLER:

                                                  AXP TECHNOLOGIES, INC.



                                            By: ______________________________
                                              Willie A. Jackson, Jr., President




                                                  Ryan L. Sumstad, Shareholder




                                            Willie A. Jackson, Jr., Shareholder



                                     BUYER:

                                                  SYSTEMS EVOLUTION, INC.





                                             By: ______________________________
                                                 Robert C. Rhodes, President






                                  EXHIBIT 99.2
PRESS RELEASE

STAFFORD, Texas, Mar 03, 2004 (PRIMEZONE via COMTEX) -- Systems Evolution, Inc., (OTCBB:SEVI), an information technology services company, announced today that it has acquired AXP Technologies, Inc., a Houston based computer and network support company.

This acquisition accelerates Systems Evolution's move into network security and computer support services for small to mid-size businesses (SMBs). The SMB Solutions Practice will be led by AXP Technologies founders, Willie A. Jackson and Ryan L. Sumstad as Director and Managing Consultant, respectively. AXP Technolgies designed and implemented computer systems and network security throughout organizations, maintaining and supporting them at a fraction of the traditional costs.

Mr. Jackson has spent the past two decades in leadership roles delivering business development, application programming and network IT solutions to mid-to-large corporations. According to Mr. Jackson, "Joining Systems Evolution strengthens our technical, intellectual and financial capital. Systems Evolution's position as an outstanding IT outsourcing company and leader in the delivery of emerging technology-based business solutions excites the AXP team and will be a benefit to our clients."

Mr. Sumstad, a Senior Network Architect in Messaging and Collaboration, Security, and Wireless/Remote Information Systems, has spent the last eight years successfully planning and providing innovative business technology solutions, expert project management, and superior customer service to network support customers large and small. In his opinion, "Being acquired provides the ideal opportunity for AXP to better introduce our 'assess, design, and optimize' support strategy to the SMB marketplace and allows our network consulting team to focus on delivering exceptional customer service and network support."

According to Systems Evolution, CEO, Robert C. Rhodes II, "The addition of AXP cements our commitment to delivering world class network security and computer support to SMB clients. Using their unique methodology, AXP assesses network security and support vulnerabilities, and assigns a score to weigh the assessed 'criticality' of a particular network service, resource, device, or process. This acquisition provides our mid-market and small business clients with a uniformed approach to viewing business systems' vulnerabilities and strengths and allows us to prescribe the appropriate support solution or mitigation measures."

About Systems Evolution, Inc.

Systems Evolution, Inc., (OTCBB: SEVI), www.systemsevolution.com, founded in 1993, is an information technology services company focused on delivering outstanding value in the IT outsourcing and consultancy industry. The Company has been successful over the last decade adapting and implementing new technologies as they emerge, with a commitment to long-term customer and partner relationships. SEI focuses on providing value to its clients by helping them maintain, integrate, and extend their legacy systems, and plan for the future with strategic application development.

Safe Harbor Statement

The statements in this release relating to future product availability and positive direction are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Some or all of the aspects anticipated by these forward-looking statements may not, in fact, occur. Factors that could cause or contribute to such differences include, but are not limited to, contractual difficulties, the future market price of SEVI common stock and the Company's ability to obtain necessary future financing.

SOURCE: Systems Evolution, Inc